                                                                   EXHIBIT 4.1

          NUMBER                   [LOGO OF                       SHARES
                                     CATC]

                    COMPUTER ACCESS TECHNOLOGY CORPORATION

 INCORPORATED UNDER THE LAWS                SEE REVERSE FOR CERTAIN DEFINITIONS
   OF THE STATE OF DELAWARE                                CUSIP 204853 10 5


     This Certifies that








     is the record holder of

    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK $0.001 PAR VALUE, OF

       _________________                                      ________________
    ____________________COMPUTER ACCESS TECHNOLOGY CORPORATION__________________
       _________________                                      ________________

    transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate property endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by this Registrar.

       WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

       Dated:

                                             COUNTERSIGNED AND REGISTERED:
                                              EquiServe Trust Company, N.A.
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

                                                           By  /s/ Charles Rossi

                                                            AUTHORIZED SIGNATURE


         /s/ Dennis W. Evans                                 /s/ Dan Wilnai

 VICE PRESIDENT, CHIEF FINANCIAL                             PRESIDENT
     OFFICER AND SECRETARY

           -------------------------------------------  -----------------------------------------------------------
                    AMERICAN BANK NOTE COMPANY              PRODUCTION COORDINATOR: MARY TARTAGLIA: 215-764-8621
                      35TH and SANSOM STREET                        PROOF OF OCTOBER 26, 2000
                      PHILADELPHIA, PA 19139                    COMPUTER ACCESS TECHNOLOGY CORP.
                         (215)764-8600                                       H 68255
           -------------------------------------------  -----------------------------------------------------------
                  SALES:  M. SANDHU:  415-543-8585               OPERATOR:
           -------------------------------------------  -----------------------------------------------------------
               /HOME 46/LIVE JOBS/C/COMPUTER H68255                             NEW
           -------------------------------------------  -----------------------------------------------------------

     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM   --  as tenants in common                                         UNIF GIFT MIN ACT--...............Custodian..............
TEN ENT   --  as tenants by the authorities                                                     (Cust)                  (Minor)
JT TEN    --  as joint tenants with right of                                                  under Uniform Gifts to Minors
              survivorship and not as tenants                                                 Act...................................
              in common                                                                                       (State)
                                                                           UNIF TRF MIN ACT-- ........Custodian (until age.........)
                                                                                               (Cust)
                                                                                              ...............Under Uniform Transfers
                                                                                                 (Minor)
                                                                                              to Minors Act.........................
                                                                                                              (State)

    Additional abbreviations may also be used though not for the above list.

     For Value Received, ______________________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

---------------------------------------

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint
_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________________

                                     X _________________________________________

                                     X _________________________________________
                               NOTICE: THE SIGNATURE TO THE ASSIGNMENT MUST
                                       CORRESPOND WITH THE NAME AS WRITTEN UPON
                                       THE FACE OF THE CERTIFICATE IN EVERY
                                       PARTICULAR, WITHOUT ALTERATION OR
                                       ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed




By___________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKHOLDERS,
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-1E.




    ----------------------------------------------------------------------------------------------------------------------
                    AMERICAN BANK NOTE COMPANY                  PRODUCTION COORDINATOR: MANY TARTAGLIA: 215-764-8621
                      68TH AND SANDOM STREET                              PROOF OF OCTOBER 26, 2000
                      PHILADELPHIA, PA 19139                          COMPUTER ACCESS TECHNOLOGY CORP.
                         (215) 764-8600                                            H68255bK
    ----------------------------------------------------------------------------------------------------------------------
               SALES:  M. SANDHU:  415-543-8585                         OPERATOR:
    ----------------------------------------------------------------------------------------------------------------------
        /HOME 46 LIVE JOBS/C/ COMPUTER H68255                                        NEW
    ----------------------------------------------------------------------------------------------------------------------